UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  March 2, 2007


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware           1-2691               13-1502798
(State of Incorporation)(Commission File Number)(IRS Employer
                                              Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure

AMR Analyst Conference

AMR Corporation (AMR), parent company of American Airlines, Inc., will be hosting an analyst conference on Thursday, March 8, 2007, starting at approximately 2:30pm ET/1:30pm CT. During this meeting, senior management of AMR will review, among other things, details of AMR's strategic, cost reduction, customer experience, and operations initiatives. In addition, senior management of AMR will discuss the industry environment, regulatory environment, employee relations, AMR's recent results and balance sheet, and will, as well, provide an outlook for the future.

A live audio webcast and the accompanying presentation materials will be available via the Investor Relations section of the American Airlines website at www.aa.com. The webcast replay function will be available at this same location for at least one month.





                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines,Inc.



                                        /s/Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  March 2, 2007